Filed Pursuant to Rule 497(d)


                             VAN KAMPEN UNIT TRUSTS
                    VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES
                 VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES

                         Supplement to the Prospectuses

   On June 1, 2010, Invesco Ltd. ("Invesco") completed its previously announced acquisition of the retail asset management business of Morgan Stanley, which includes Van Kampen Investments Inc. Van Kampen Investments Inc. is now an indirect wholly owned subsidiary of Invesco, a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor, Van Kampen Funds Inc., remains a wholly owned subsidiary of Van Kampen Investments Inc. The principal office of the Sponsor is now located at 11 Greenway Plaza, Houston, Texas 77046-1173. The current assets under management and supervision by Invesco and its affiliates were valued at approximately $580 billion as of March 31, 2010.



Supplement Dated:  June 8, 2010